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                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

     We consent to the incorporation by reference, in the Registration Statements (Forms S-8 No. 333-45669 and No. 333-47573), of our report dated March 8, 1999 with respect to the consolidated financial statements and schedules of Global TeleSystems Group, Inc., included in this Annual Report (Form 10-K) for the year ended December 31, 1998.

                                                  /s/ ERNST & YOUNG LLP

Vienna, Virginia
March 17, 1999